CONSENT OF INDEPENDENT AUDITORS

National Health Investors, Inc.

Murfreesboro, Tennessee

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 33-72370 and No. 33-85398) and on Form S-8 (No. 333-127179) of National Health Investors, Inc. of our report dated April 19, 2010, relating to the Combined Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2009 for the Care Foundation of America, Inc. Properties which appear in this Form 8-K/A.

/s/ BDO Seidman, LLP

Nashville, Tennessee

April 19, 2010